(cover page)

                                                              CLASS A & B SHARES







                                                                      PROSPECTUS
(MUNDER LOGO)
                                                                    JUNE 1, 1998

                                                                 THE NETNET FUND















                                                  PROSPECTUS BEGINS ON NEXT PAGE

PROSPECTUS

CLASS A AND CLASS B SHARES

     The NetNet Fund (the "Fund") is a mutual fund portfolio that seeks to provide shareholders long-term capital appreciation. The Fund invests primarily in equity securities of companies engaged in research, design, development, manufacturing or distribution of products, processes or services for use with Internet and Intranet related businesses. The Fund is a portfolio of The Munder Funds, Inc. (the "Company"), an open-end investment company.

     Munder Capital Management (the "Advisor") serves as investment advisor of the Fund.

     This Prospectus explains the objective, policies, risks and fees of the Fund. You should read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") describing the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. You can obtain the SAI free of charge by calling the Fund at (800) 438-5789. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
             PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.














                      CALL TOLL-FREE FOR SHAREHOLDER SERVICES:
                                   (800) 438-5789

                    THE DATE OF THIS PROSPECTUS IS JUNE 1, 1998

                                 TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

Fund Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     What are the key facts regarding the Fund? . . . . . . . . . . . . . . 3

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Fund Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     What are the Fund's goal and principal investments?. . . . . . . . . . 7
     Who may want to invest in the Fund?. . . . . . . . . . . . . . . . . . 7
     What are the Fund's investments and investment practices?. . . . . . . 7
     What are the risks of investing in the Fund? . . . . . . . . . . . . . 9

Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     How is the Fund's performance calculated?. . . . . . . . . . . . . . .10
     Where can I obtain performance data? . . . . . . . . . . . . . . . . .10

Purchases and Exchange of Shares. . . . . . . . . . . . . . . . . . . . . .11
     Which share class should I choose for my investment? . . . . . . . . .11
     What price do I pay for shares?. . . . . . . . . . . . . . . . . . . .11
     When can I purchase shares?. . . . . . . . . . . . . . . . . . . . . .14
     What is the minimum required investment? . . . . . . . . . . . . . . .14
     How can I purchase shares? . . . . . . . . . . . . . . . . . . . . . .14
     How can I exchange shares? . . . . . . . . . . . . . . . . . . . . . .15

Redemptions of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     What price do I receive for redeemed shares? . . . . . . . . . . . . .15
     When can I redeem shares?. . . . . . . . . . . . . . . . . . . . . . .16
     How can I redeem shares? . . . . . . . . . . . . . . . . . . . . . . .16
     When will I receive redemption amounts?. . . . . . . . . . . . . . . .17

Structure and Management of the Fund. . . . . . . . . . . . . . . . . . . .18
     How is the Fund structured?. . . . . . . . . . . . . . . . . . . . . .18
     Who manages and services the Fund? . . . . . . . . . . . . . . . . . .18
     What are my rights as a shareholder? . . . . . . . . . . . . . . . . .19

Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . . . .19
     When will I receive distributions from the Fund? . . . . . . . . . . .19

     How will distributions be made?. . . . . . . . . . . . . . . . . . . .20
     Are there tax implications of my investments in the Fund?. . . . . . .20

Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . .21

                                  FUND HIGHLIGHTS

                     WHAT ARE THE KEY FACTS REGARDING THE FUND?

Q:   WHAT IS THE FUND'S GOAL?

A:   The NetNet Fund seeks to provide long-term capital appreciation.

Q:   WHAT IS THE FUND'S STRATEGY?

A:   The Fund invests primarily in equity securities of companies engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses.

Q:   WHAT ARE THE FUND'S RISKS?

A:   The Fund's net asset value, which is determined on every business day, will change daily. The net asset value changes are due to changes in the price of securities owned by the Fund as a result of rises and falls in the stock market in general, perceptions about the stocks of particular companies and perceptions about particular industries. The Fund concentrates its investments in the Internet industry. Because the Fund concentrates its investments in one industry, it may pose greater risks and experience larger fluctuations in value than portfolios invested in a broader range of industries. Additionally, the Fund may invest in emerging growth companies which may involve greater price volatility and risk than more established companies. You should note that you could lose a portion of the amount you invest in the Fund.

Q:   WHAT ARE THE OPTIONS FOR INVESTMENT IN THE FUND?

A:   The Fund has registered three classes of shares:  Class A, Class B and
Class Y. Class Y Shares, which are only offered to institutional and other qualified investors, is offered in a separate prospectus.

                                          MAXIMUM FRONT END        MAXIMUM
        CLASS         RULE 12b-1 FEES*      SALES LOAD**           CDSC***
        -----         ----------------      ------------           -------
       Class A              0.25%               5.5%                None+
       Class B               1%                 None                 5%

------------------
* An annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets.
** A one-time fee charged at the time of purchase of shares. The fee declines based on the amount you invest.
*** A contingent deferred sales charge ("CDSC") is a one-time fee charged at the time of redemption. The fee declines based on the length of time you hold the shares.
+ A CDSC of 1% is imposed on certain redemptions of Class A Shares if redeemed within one year of purchase.

     If you invest over $250,000, you must buy Class A Shares.

Q:   HOW DO I BUY AND SELL SHARES OF THE FUND?

A:   Funds Distributor, Inc. (the "Distributor") sells shares of the Fund.  You may purchase shares from the Distributor through broker-dealers or other financial institutions or from the Fund's transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent"), by mailing the attached Account Application Form with a check to the Transfer Agent. You must invest at least $250 ($50 through the Automatic Investment Plan) initially and at least $50 for subsequent purchases.

     Shares may be redeemed (sold back to the Fund) by mail or by telephone.

     You may also acquire the Fund's shares by exchanging shares of the same class of other funds of the Company, The Munder Funds Trust (the "Trust") and The Munder Framlington Funds Trust ("Framlington"), and exchange Fund shares for shares of the same class of other funds of the Company, the Trust and Framlington.

Q:   WHAT SHAREHOLDER PRIVILEGES DOES THE FUND OFFER?

A:        CLASS A SHARES                           CLASS B SHARES
          --------------                           --------------
     AUTOMATIC INVESTMENT PLAN               AUTOMATIC INVESTMENT PLAN
     AUTOMATIC WITHDRAWAL PLAN               AUTOMATIC WITHDRAWAL PLAN
     RETIREMENT PLANS                        RETIREMENT PLANS
     TELEPHONE EXCHANGES                     TELEPHONE EXCHANGES
     RIGHTS OF ACCUMULATION                  REINVESTMENT PRIVILEGE
     LETTER OF INTENT
     QUANTITY DISCOUNTS
     REINVESTMENT PRIVILEGE


Q:   WHEN AND HOW ARE DISTRIBUTIONS MADE?

A:   Dividend distributions are made from the dividends and interest earned on investments after expenses. Dividends are paid at least annually. The Fund distributes capital gains at least annually. Unless you elect to receive distributions in cash, all dividends and capital gains distributions of the Fund will be automatically used to purchase additional shares of the Fund.

Q:   WHO MANAGES THE FUND'S ASSETS?

A:   Munder Capital Management is the Fund's investment advisor.  The Advisor is responsible for all purchases and sales of the securities held by the Fund.

                               FINANCIAL INFORMATION

                        SHAREHOLDER TRANSACTION EXPENSES (1)

     The purpose of this table is to assist you in understanding the expenses a shareholder in the Fund will bear directly.

                                                         CLASS A      CLASS B
                                                         SHARES       SHARES
                                                         ------       ------
Maximum Sales Charge on Purchase (as a % of Offering
Price). . . . . . . . . . . . . . . . . . . . . . .      5.5%(2)       None
Sales Charge Imposed on Reinvested Dividends. . . .      None          None
Maximum Deferred Sales Charge . . . . . . . . . . .      None(3)       5%(4)
Redemption Fees (5) . . . . . . . . . . . . . . . .      None          None
Exchange Fees . . . . . . . . . . . . . . . . . . .      None          None

------------------------
Notes:
(1) Does not include fees which institutions may charge for services they provide to you.
(2)  The sales charge declines as the amount invested increases.
(3) A 1% CDSC applies to redemption of Class A Shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(4)  The CDSC payable upon redemption of Class B Shares declines over time.
(5) The Transfer Agent may charge a fee of $7.50 for wire redemptions under $5,000.

                              FUND OPERATING EXPENSES

     The purpose of this table is to assist you in understanding the expenses charged directly to the Fund, which investors in the Fund will bear indirectly for the current fiscal year. Such expenses include payments to Directors, auditors, legal counsel and service providers (such as the Advisor), registration fees and distribution fees. The fees shown below are based on fees in the Fund's past fiscal year and have been restated to reflect the discontinuation of the voluntary 12b-1 fee waiver for Class A Shares of the Fund effective as of the date of this Prospectus. Because of the 12b-1 fee, you may over the long term, pay more than the amount of the maximum permitted front-end sales charge.

ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)
------------------------------
                                                         CLASS A      CLASS B
                                                         SHARES       SHARES
                                                         ------       ------
Advisory Fees . . . . . . . . . . . . . . . . . . . . .   1.00%        1.00%
12b-1 Fees. . . . . . . . . . . . . . . . . . . . . . .    .25%        1.00%
Other Expenses+ . . . . . . . . . . . . . . . . . . . .    .28%++       .28%++
                                                          ----         ----
Total Fund Operating Expenses+. . . . . . . . . . . . .   1.53%++      2.28%++


-----------------
+    After expense reimbursements.
++ The Advisor has voluntarily reimbursed the Fund for certain operating expenses which are described below. Without the expense reimbursements, total fund operating expenses would be 2.34% for Class A Shares and 3.09% for Class B Shares.


                                       EXAMPLE

     This example shows the amount of expenses you would pay (directly or indirectly) on a $1,000 investment in the Fund assuming (1) a 5% annual return and (2) redemption at the end of the following time periods (including the deduction of the deferred sales charge, if any) and (3) no redemption at the end of the time periods. THIS

EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR OPERATING EXPENSES; ACTUAL PERFORMANCE OR OPERATING EXPENSES MAY BE LARGER OR SMALLER THAN THOSE SHOWN.

                                                        CLASS A        CLASS B
                                                        SHARES         SHARES
                                                        ------         ------
1 YEAR
     -  REDEMPTION . . . . . . . . . . . . . . . . . .  $ 70           $ 89
     -  REDEMPTION . . . . . . . . . . . . . . . . . .  $ 70           $ 38
3 YEARS
     -  REDEMPTION . . . . . . . . . . . . . . . . . .  $101           $103
     -  NO REDEMPTION. . . . . . . . . . . . . . . . .  $101           $ 71

     As noted above, the Advisor expects to reimburse expenses with respect to the Fund during the current fiscal year. The Advisor may discontinue the expense reimbursement at any time in its sole discretion.

                                 FINANCIAL HIGHLIGHTS

     The following financial highlights for the fiscal year ended June 30, 1997 have been audited by Ernst & Young LLP, independent auditors. This information is part of the Fund's audited financial statements which are included in the Fund's Annual Report, which is incorporated by reference into the SAI. The information for the six months ended December 31, 1997 is part of the Fund's unaudited financial statements which are included in the Fund's most recent Semi-Annual Report, which has also been incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. You may obtain the Annual Report or Semi-Annual Report without charge by calling (800) 438-5789.

                                                             CLASS A
                                                             -------
                                                    SIX MONTHS
                                                      ENDED           PERIOD
                                                     12/31/97         ENDED
                                                   (UNAUDITED)      6/30/97(a)
                                                   -----------      ----------
Net asset value, beginning of period . . . . . . .   $12.79          $10.00
                                                     ------          ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss . . . . . . . . . . . . . .    (0.03)          (0.04)
   Net realized and unrealized gain on
     investments . . . . . . . . . . . . . . . . .     3.65            3.15
                                                     ------          ------
   Total from investment operations  . . . . . . .     3.62            3.11
                                                     ------          ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains . . . . .    (2.20)          (0.32)
                                                     ------          ------
   Total distributions . . . . . . . . . . . . . .    (2.20)          (0.32)
                                                     ------          ------
Net asset value, end of period . . . . . . . . . .   $14.21          $12.79
                                                     ------          ------
                                                     ------          ------
   Total return (b)  . . . . . . . . . . . . . . .    28.90%          31.14%
                                                     ------          ------
                                                     ------          ------
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

   Net assets, end of period (in 000's). . . . . .   $4,702          $1,459
   Ratio of operating expenses to average net
     assets  . . . . . . . . . . . . . . . . . . .     1.25%(c)        1.48%(c)
   Ratio of net investment loss to average net
     assets  . . . . . . . . . . . . . . . . . . .    (0.50)%(c)      (0.48)%(c)
   Portfolio turnover rate . . . . . . . . . . . .       82%            195%
   Ratio of operating expenses to average net
     assets without waivers and expenses
      reimbursed . . . . . . . . . . . . . . . . .     2.31%(c)        4.57%(c)
   Average commission rate (d) . . . . . . . . . .    $0.0600         $0.0468


---------------------
(a)  NetNet Fund commenced operations on August 16, 1996.
(b)  Total return represents aggregate total return for the period indicated.
(c)  Annualized.
(d) Average commission rate paid per share of securities purchased and sold by the Fund.

                                   FUND INFORMATION

                 WHAT ARE THE FUND'S GOALS AND PRINCIPAL INVESTMENTS?

     This Prospectus describes Class A and Class B Shares of the Fund. This section summarizes the Fund's principal investments. The sections entitled "What are the Fund's Investments and Investment Practices?" and "What are the Risks of Investing in the Fund?" and the SAI give more information about the Fund's investment techniques and risks.

     GOAL AND PRINCIPAL INVESTMENTS. The Fund's primary goal is to provide long-term capital appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in the Equity Securities.

     In choosing which companies' stock the Fund should purchase, the Advisor will invest in those companies listed on U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

     PORTFOLIO MANAGEMENT.    A committee of professional portfolio managers
employed by the Advisor makes investment decisions for the Fund.

                        WHO MAY WANT TO INVEST IN THE FUND?

     The Fund is designed for investors who seek long-term capital appreciation.

             WHAT ARE THE FUND'S INVESTMENTS AND INVESTMENT PRACTICES?

     The Fund will invest primarily in EQUITY SECURITIES which includes common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of Equity Securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of Equity Securities only have rights to value in the company after all the debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price. Although the Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies (S&P), or Moody's Investors Service, Inc. ("Moody's"), it is expected that lower-rated convertible securities will not exceed 5% of the value of the total assets of the Fund at the time of purchase.

     The Fund may invest in FOREIGN SECURITIES. These securities present more risk than those issued by U.S. companies. The Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System ("NASDAQ") or foreign securities listed directly on a domestic securities exchange or included in NASDAQ. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities.

     The Fund may also purchase GLOBAL DEPOSITARY RECEIPTS ("GDRS"), which are receipts issued by European financial institutions evidencing ownership of the underlying foreign securities.

     The Fund may invest in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, which are obligations of the Fund to purchase or sell a specific currency at a future date at a set price. These contracts may decrease the Fund's loss due to a change in currency value, but also limit gains from currency exchanges.

     The Fund may invest in FUTURES CONTRACTS AND OPTIONS. Futures contracts are contracts in which the Fund agrees, at maturity, to make delivery of or receive securities, the cash value of an index or foreign currency. Futures contracts and options on futures contracts are used for hedging purposes or to maintain liquidity. The Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Fund may buy options giving it the right to require a buyer to buy a security held by the Fund (put options), buy options giving it the right to require a seller to sell securities to the Fund (call options), sell (write) options giving a buyer the right to require the Fund to buy securities from the buyer or write options giving a buyer the right to require the Fund to sell securities to the buyer during a set time at a set price. Options may relate to stock indices or individual securities. See the SAI for more details and additional limitations.

     The Fund may purchase securities on a "WHEN-ISSUED" basis and may purchase or sell securities on a "FORWARD COMMITMENT" basis. Although the price to be paid by the Fund is set at the time of the agreement, the Fund usually does not pay for the securities until they are received. The value of securities may change between the time the price is set and the time the price is paid. When the Fund purchases securities for future delivery, the Company's custodian will set aside cash or liquid securities to "cover" the Fund's position. These purchases are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to purchase securities for future delivery for speculative purposes.

     The Fund may invest in MONEY MARKET INSTRUMENTS, which are high-quality, short-term instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term securities issued by, or guaranteed by, the U.S. Government and its agencies or instrumentalities. These instruments will be used primarily pending investment, to meet anticipated redemptions or as a temporary defensive measure.

     The Fund may enter into REPURCHASE AGREEMENTS. Under a repurchase agreement, the Fund agrees to purchase securities from a seller and the seller agrees to repurchase the securities at a later time, typically within seven days, at a set price. The seller agrees to set aside collateral at least equal to the repurchase price. This ensures that the Fund will receive the purchase price at the time it is due, unless the seller defaults or declares bankruptcy, in which event the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligation.

     The Fund may invest in REVERSE REPURCHASE AGREEMENTS. Under a reverse repurchase agreement, the Fund sells securities and agrees to buy them back later at an agreed upon time and price. Reverse repurchase agreements are used to borrow money for temporary purposes.

     The Fund may LEND SECURITIES to broker-dealers and other financially sound institutional investors who will pay the Fund for the use of the securities, thus potentially increasing the Fund's returns. The borrower must set aside cash or liquid securities equal to the value of the securities borrowed at all times during the terms of the loan. Loans may not exceed 25% of the value of the Fund's total assets. Risks involved in such transactions include possible delay in recovering the loaned securities and possible loss of the securities or the collateral if the borrower declares bankruptcy.

     The Fund may invest in securities issued by MONEY MARKET FUNDS. The Fund will bear a portion of the expenses of any investment company whose shares they purchase, including operating costs and investment advisory, distribution and administration fees. These expenses would be in addition to the Fund's own expenses. The Fund may invest up to 10% of its assets in other investment companies and no more than 5% of its assets in any one investment company.

     The Fund may purchase U.S. GOVERNMENT SECURITIES, which are securities issued by, or guaranteed by, the U.S. Government or its agencies or instrumentalities. Such securities include U.S. Treasury bills, which have initial maturities of less than one year, U.S. Treasury notes, which have initial maturities of one to ten years, U.S. Treasury bonds, which generally have initial maturities of greater than ten years, and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association. Under normal market conditions, the Fund will not invest to a significant extent, or on a routine basis, in U.S. Government Securities.

     The Fund may invest up to 15% of the value of its net assets in ILLIQUID SECURITIES. Illiquid Securities are securities for which there is no ready market, which inhibits the ability to sell them and obtain their full market value.

     The Fund may BORROW MONEY in an amount up to 5% of its assets for temporary purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a "fundamental" policy which only can be changed by shareholders.

                    WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     Investing in the Fund may be less risky than investing in individual stocks due to the diversification of investing in a portfolio of many different stocks; however, such diversification does not eliminate all risks. Because the Fund invests mostly in Equity Securities, rises and falls in the stock market in general, as well as in the value of particular Equity Securities held by the Fund, can affect the Fund's performance. Your investment in the Fund is not guaranteed. The net asset value of the Fund will change daily and you might not recoup the amount you invest in the Fund.

     The Fund is not meant to provide a vehicle for playing short term swings in the stock market. Consistent with a long-term investment approach, investors in the Fund should be prepared and able to maintain their investments during periods of adverse market conditions. By itself, the Fund does not constitute a balanced investment program and there is no guarantee that the Fund will achieve its investment objectives since there is uncertainty in every investment.

     A fund's risk is mostly dependent on the types of securities it purchases and its investment techniques. The Fund is authorized to use options, futures and forward foreign currency exchange contracts, which are types of derivative instruments. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

     To the extent that the Fund invests in illiquid securities, the Fund risks not being able to sell securities at the time and the price that it would like. The Fund may therefore have to lower the price, sell substitute securities or forego an investment opportunity, each of which might adversely affect the Fund.

     There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These considerations include the possibility of political instability (including revolution), future political and economic developments and dependence on foreign economic assistance. Investments in companies domiciled in foreign countries, therefore, may be subject to potentially higher risks than investments in the United States.

     The Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

     The risks of various investment techniques the Fund uses are described in more detail in the SAI.

                                    PERFORMANCE

                     HOW IS THE FUND'S PERFORMANCE CALCULATED?

     There are various ways in which the Fund may calculate and report its performance. Performance is calculated separately for each class of shares.

     One method is to show the Fund's total return. Cumulative total return is the percentage change in the value of an amount invested in a class of shares of the Fund over a stated period of time and takes into account reinvested dividends plus in the case of Class A Shares, the payment of the maximum sales charge and, in the case of Class B Shares, the maximum CDSC. Cumulative total return most closely reflects the actual performance of the Fund. However, a shareholder who opts to receive dividends in cash, a Class A shareholder who paid a sales charge lower than 5.5%, or a Class B shareholder who paid lower than the maximum CDSC will have a different return than the reported performance.

     Average annual total return refers to the average annual compounded rates of return over a specified period on an investment in shares of the Fund determined by comparing the initial amount invested to the ending redeemable value of the amount, taking into account reinvested dividends, the payment of the maximum sales charge on Class A Shares, and the payment of the maximum CDSC on Class B Shares.

     The Fund may also publish its current yield. Yield is the net investment income generated by a share of the Fund during a 30-day period divided by the maximum offering price per share on the 30th day. "Maximum offering price" includes the sales charge for Class A Shares.

     The Fund may sometimes publish total returns that do not take into account sales charges and such returns will be higher than returns which include sales charges. You should be aware that (i) past performance does not indicate how the Fund will perform in the future; and (ii) the Fund's return and net asset value will fluctuate, so you cannot use the Fund's performance data to compare it to investments in certificates of deposit, savings accounts or other investments that provide a fixed or guaranteed yield.

     The Fund may compare its performance to that of other mutual funds, such as the performance of mutual funds reported by Lipper Analytical Services, Inc. or information reported in national financial publications (such as MORNINGSTAR, INC., MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES), or in local or regional publications. The Fund may also compare its total return to indices such as the S&P 500 and other broad-based indices.
These indices show the value of selected portfolios of securities (assuming reinvestment of interest and dividends) which are not managed by a portfolio manager. The Fund may report how they are performing in comparison to the Consumer Price Index, an indication of inflation reported by the U.S. Government.

                        WHERE CAN I OBTAIN PERFORMANCE DATA?

     The WALL STREET JOURNAL and certain local newspapers report information on the performance of mutual funds. In addition, performance information is contained in the Fund's annual report dated June 30 of each year and semi-annual report dated December 31 of each year, which will automatically be mailed to shareholders. To obtain copies of financial reports or performance information, call (800) 438-5789.

                         PURCHASES AND EXCHANGES OF SHARES

                WHICH SHARE CLASS SHOULD I CHOOSE FOR MY INVESTMENT?

     The Fund offers Class A and Class B Shares. Each Class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in a particular class of shares.

             CLASS A                               CLASS B
             -------                               -------

 -    Front end sales charge.     -    No front end sales charge.  All your
      There are several ways to        money goes to work for you right away.
      reduce these sales          -    Higher annual expenses than Class A
      charges.                         Shares.
                                  -    A CDSC on shares you sell within six
 -    Lower annual expenses than       years of purchase.
      Class B Shares.             -    Automatic conversion to Class A Shares
                                       approximately six years after issuance,
                                       thus reducing future annual expenses.
                                  -    CDSC is waived for certain redemptions.

     The Fund also issues Class Y Shares, which has different sales charges, expense levels and performance. Class Y Shares are available to limited types of investors. Call (800) 438-5789 to obtain more information concerning Class Y Shares.

                          WHAT PRICE DO I PAY FOR SHARES?

     Class A Shares are sold at the "net asset value next determined" by the Fund plus any "applicable sales charge" and Class B Shares are sold at the "net asset value next determined" by the Fund. These terms are explained below. You should be aware that broker-dealers (other than the Fund's Distributor) may charge investors additional fees if shares are purchased through them.

     NET ASSET VALUE. Except in certain limited circumstances, the Fund determines its net asset value ("NAV") on each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day") at the close of such trading (normally 4:00 p.m. Eastern time). The Fund calculates NAV separately for each class of shares. The "net asset value next determined" is the NAV calculated at 4:00 p.m. on the day the purchase order for shares is received, if the purchase order is received prior to or at 4:00 p.m., and is the net asset value calculated at 4:00 p.m. on the next Business Day, if the purchase order is received after 4:00 p.m. NAV is calculated by totaling the value of all of the assets of the Fund allocated to a particular class of shares, subtracting the Fund's liabilities and expenses charged to that class and dividing the result by the number of shares of that class outstanding.

     APPLICABLE SALES CHARGE. Except in the circumstances described below, you must pay a sales charge at the time of purchase of Class A Shares. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                                                     SALES CHARGE                         DEALER REALLOWANCE
                                                                  AS A PERCENTAGE OF                    AS A PERCENTAGE OF THE
                                                                  ------------------
                                                       YOUR INVESTMENT          NET ASSET VALUE             OFFERING PRICE
                                                       ---------------          ---------------             --------------
Less  than $25,000 . . . . . . . . . . . . . . .            5.50%                    5.82%                      5.00%
$25,000  but less than $50,000 . . . . . . . . .            5.25%                    5.54%                      4.75%
$50,000  but less than $100,000. . . . . . . . .            4.50%                    4.71%                      4.00%
$100,000  but less than $250,000 . . . . . . . .            3.50%                    3.63%                      3.25%
$250,000  but less than $500,000 . . . . . . . .            2.50%                    2.56%                      2.25%
$500,000  but less than $1,000,000 . . . . . . .            1.50%                    1.52%                      1.25%
$1,000,000 or more . . . . . . . . . . . . . . .            None*                    None*                  (see below)**


------------------
* No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
** The Distributor will pay a 1% commission to dealers who initiate and are responsible for purchases of $1 million or more.

     The Distributor may pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     SALES CHARGE WAIVERS. We will waive the initial sales charge on sales of Class A Shares to the following types of purchasers:

     (1) individuals with an investment account or relationship with the Advisor;
     (2) full-time employees and retired employees of the Advisor, employees of the Fund's services providers and immediate family members of such persons;
     (3) registered broker-dealers that have entered into selling agreements with the Distributor, for their own accounts or for the retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);
     (4)    certain qualified employee benefit plans as described below;
     (5) individuals who reinvest a distribution from a qualified retirement plan for which the Advisor serves as an investment advisor;
     (6) individuals who reinvest the proceeds of redemptions from Class Y Shares of any Fund of the Company, the Trust or Framlington, within 60 days of redemption;
     (7) banks and other financial institutions that have entered into agreements with the Company, the Trust or Framlington to provide shareholder services for customers ("Customers") (including Customers of such banks and other financial institutions, and the immediate family members of such Customers);
     (8) fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;
     (9) employer sponsored retirement plans which are administered by Universal Pensions, Inc. ("UPI Plans");

     (10) employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services ("Merrill Lynch Plans") which meet the criteria described below under "Qualified Employer Sponsored Retirement Plan"; and
     (11)   individuals who were shareholders of the Fund prior to June 1, 1998.


QUALIFIED EMPLOYER SPONSORED RETIREMENT PLANS

     We will waive the initial sales charge on purchases of Class A Shares by employer sponsored retirement plans that are qualified under Section 401(a) or
Section 403(b) of the Code (each, a "Qualified Employee Benefit Plan") and that
(1) invest $1,000,000 or more in Class A Shares of investment portfolios offered by the Company, the Trust or Framlington or (2) have at least 75 eligible plan participants. In addition, we will waive the CDSC 1% charged on certain redemptions within one year of purchase for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of this sales charge waiver, Simplified Employee Pension Plans ("SEPs"), Individual Retirement Accounts ("IRAs") and UPI Plans are not considered to be Qualified Employee Benefit Plans.

     We will also waive (i) the initial sales charge on Class A Shares on purchases by UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Code and
(ii) the CDSC of 1% imposed on certain redemptions within one year of purchase for these accounts. The Distributor will pay a 1% commission to dealers and others (as permitted by applicable Federal and state law) who initiate and are responsible for UPI Plan purchases.

     We will waive the initial sales charge for all investments by Merrill Lynch Plans if (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch Group Employee Services ("Merrill Lynch") and, on the date the plan sponsor ("the Plan Sponsor") signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     SALES CHARGE REDUCTIONS. You may qualify for reduced sales charges in the following cases:
     - LETTER OF INTENT. If you intend to purchase at least $25,000 of Class A and Class B Shares of the Fund you may wish to complete the Letter of Intent Section of your Account Application Form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A Shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charge you paid during the 90-day period). You should inform the Transfer Agent that you have a Letter of Intent each time you make an investment.

          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Custodian will hold such amount in escrow. The Custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     - QUANTITY DISCOUNTS. You may combine purchases of Class A Shares that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker or the Transfer Agent to qualify.

     - RIGHT OF ACCUMULATION. You may add the value of any shares of non-money market funds of the Company, the Trust or Framlington you already own to the amount of your next Class A Shares investment for purposes of calculating the sales charge at the time of current purchase. You must notify your broker or the Transfer Agent to qualify.

     Certain brokers may not offer these programs or may impose conditions on use of these programs. You should consult with your broker prior to purchasing the Fund's shares.

     For further information on the sales charge waivers and reductions call the Fund at (800) 438-5789.

                            WHEN CAN I PURCHASE SHARES?

     Shares of the Fund are sold on a continuous basis and can be purchased on any Business Day.

                      WHAT IS THE MINIMUM REQUIRED INVESTMENT?

     The minimum initial investment for Class A and Class B Shares of the Fund is $250 and subsequent investments must be at least $50. Purchases in excess of $250,000 must be for Class A Shares.

                             HOW CAN I PURCHASE SHARES?

     You can purchase Class A and Class B Shares in a number of different ways. You may place orders directly through the Distributor or the Transfer Agent or through arrangements with your authorized broker.

     - BY BROKER. Any broker authorized by the Distributor can sell you shares of the Fund. Please note that brokers may charge you fees for their services.

     - BY MAIL. You may open an account by mailing a completed and signed Account Application Form and a check or other negotiable bank draft (payable to The Munder Funds) for $250 or more to: THE MUNDER FUNDS, C/O FIRST DATA INVESTOR SERVICES GROUP, P.O. BOX 5130, WESTBOROUGH, MASSACHUSETTS 01581-5130. Be sure to specify on your Account Application Form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A Shares. For additional investments send a letter stating the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above.

     - BY WIRE. To open a new account, you should call the Fund at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed Account Application Form containing your certified taxpayer identification number to the Transfer Agent at the address provided above. Wire instructions must state the name of the Fund, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

               Boston Safe Deposit and Trust Company
               Boston, MA
               ABA # 011001234
               DDA # 16-798-3
               Account No.:

     You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

     - AUTOMATIC INVESTMENT PLAN ("AIP"). Under the AIP, you may arrange for periodic investments in the Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP Application Form or call the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

     - REINVESTMENT PRIVILEGE. Once a year you may reinvest redemption proceeds from Class A and B Shares of the Fund (or Class A and B Shares of another non-money market fund of the Company, the Trust or Framlington) in shares of the same class of the Fund without any sales charges, if the reinvestment is made within 60 days of redemption.
          You or your broker must notify the Transfer Agent in writing at the time of reinvestment in order to eliminate the sales charge.

     The Transfer Agent will send confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you. We reserve the right to
(i) reject any purchase order if, in our opinion, it is in the Fund's best interest to do so and (ii) suspend the offering of shares of either Class for any period of time.

     See the SAI for further information regarding purchases of the Fund's shares.

                             HOW CAN I EXCHANGE SHARES?

     You may exchange shares of the Fund for shares of other funds of the Company, the Trust or Framlington based on their relative net asset values. Class A Shares of a money market fund of the Company or the Trust that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Company or the Trust for which a sales charge was paid, can be exchanged for Class A Shares of a fund of the Company, the Trust or Framlington. Class B Shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

     You must meet the minimum purchase requirements for the fund of the Company, the Trust or Framlington that you purchase by exchange. If you are exchanging into shares of a fund with a higher sales charge, you must pay the difference at the time of the exchange. Please note that a share exchange is a taxable event and accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the Prospectus of the fund you wish to purchase by exchange. You can obtain a Prospectus for any fund of the Company, the Trust or Framlington by contacting your broker or the Fund at (800) 438-5789. Brokers may charge a fee for handling exchanges.

     - EXCHANGES BY TELEPHONE. You may give exchange instructions by telephone to the Fund at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.

     - EXCHANGES BY MAIL. You may send exchange orders to your broker or to us at The Munder Funds c/o First Data Investor Services Group, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

     We may modify or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

                               REDEMPTIONS OF SHARES

                    WHAT PRICE DO I RECEIVE FOR REDEEMED SHARES?

     The redemption price is the net asset value next determined after we receive the redemption request in proper order. We will reduce the amount of any applicable CDSC. See "Purchases of Shares--What Price Do I Pay for Shares?" for an explanation of how the net asset value next determined is calculated.

     CONTINGENT DEFERRED SALES CHARGES.  You pay a CDSC when you redeem:

     - Class A Shares that are part of an investment of at least $1 million within one year of buying them
     -    Class B Shares within six years of buying them

     The CDSC schedule for Class B Shares purchased after June 27, 1995 is set forth below. Shares acquired in an exchange of shares of another Fund of the Company, the Trust or Framlington that were purchased on or before June 27, 1995 are subject to any CDSC applicable to those shares. See the SAI for the CDSC Schedule for shares purchased on or before June 27, 1995. The CDSC is based on the original net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                    CLASS B SHARES

YEARS SINCE PURCHASE                                                  CDSC
--------------------                                                  ----
First . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5.00%
Second. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.00%
Third . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.00%
Fourth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.00%
Fifth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.00%
Sixth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.00%
Seventh and thereafter. . . . . . . . . . . . . . . . . . . . . . .   0.00%

     The Distributor pays sales commissions of 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of Class B Shares of the Fund.

     You will not pay a CDSC to the extent that the value of the redeemed shares represents:

     -    reinvestment of dividends or capital gain distributions
     -    capital appreciation of shares redeemed

     When you redeem shares, we will assume you are redeeming first shares representing investment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares of the Fund acquired through an exchange of shares of the Munder Money Market Fund from the date that the shares of the Fund were initially purchased.

     CDSC WAIVERS. We will waive the CDSC payable upon redemptions of shares which you purchased after June 27, 1995 for:

     - redemptions made within one year after the death of a shareholder or registered joint owner
     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2
     -    involuntary redemptions made by the Fund

     Consult the SAI for Class B Share CDSC waivers which apply when you redeem shares acquired in an exchange of shares of another Fund of the Company, the Trust or Framlington that were purchased on or before June 27, 1995.

     We will waive the CDSC for Class B Shares for all redemptions by Merrill Lynch Plans if: (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch; or (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or (iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

                             WHEN CAN I REDEEM SHARES?

     You can redeem shares on any Business Day, provided all required documents have been received by the Transfer Agent. The Fund may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets or if the SEC orders the Fund to suspend redemptions.

                              HOW CAN I REDEEM SHARES?

     You may redeem shares of the Fund in several ways:

     - BY MAIL. You may mail your redemption request to: THE MUNDER FUNDS, C/O FIRST DATA INVESTOR SERVICES GROUP, P.O. BOX 5130, WESTBOROUGH, MASSACHUSETTS 01581-5130. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign. If a stock certificate has been issued to you, you must endorse the stock certificate and return it together with the written redemption request.

          A SIGNATURE GUARANTEE is required for the following redemption requests: (a) redemption proceeds greater than $50,000; (b) redemption proceeds not being made payable to the owner of the account; (c) redemption proceeds not being mailed to the address of record on the account or (d) if the redemption proceeds are being transferred to another Munder Funds account with a different registration. You can obtain a signature guarantee from a financial institution such as a commercial bank, trust company, savings association or from a securities firm having membership on a recognized stock exchange.

     - BY TELEPHONE. You can redeem your shares by calling your broker or the Fund at (800) 438-5789. There is no minimum requirement for telephone redemptions paid by check. The Transfer Agent may deduct a wire fee (currently $7.50) for wire redemptions under $5,000.

          If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your Account Application Form, simply call the Fund prior to 4:00 p.m. (Eastern time), and request the funds be mailed to the commercial bank or registered broker-dealer you designated on your Account Application Form. We will send your redemption amount to you on the next Business Day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

          We record all telephone calls for your protection and take measures to identify the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither the Company, the Trust, the Distributor nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

          During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

     - AUTOMATIC WITHDRAWAL PLAN ("AWP"). If you have an account value of $2,500 or more in the Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the AWP by completing the AWP Application Form available through the Transfer Agent. To participate in the AWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the AWP at any time upon notice to the Transfer Agent. You should not buy Class A Shares (and pay a sales charge) while you participate in the AWP and you must pay any applicable CDSCs when you redeem shares.

     - INVOLUNTARY REDEMPTION. We may redeem your account if its value falls below $500 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

                      WHEN WILL I RECEIVE REDEMPTION AMOUNTS?

     We will typically send redemption amounts to you within seven Business Days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

                        STRUCTURE AND MANAGEMENT OF THE FUND

                            HOW IS THE FUND STRUCTURED?

     The Company is an open-end management investment company, which is a mutual fund that sells and redeems shares every day that it is open for business. It is managed under the direction of its governing Board of Directors, which is responsible for the overall management of the Company and supervises the Fund's service providers. The Company is a Maryland corporation.

                         WHO MANAGES AND SERVICES THE FUND?

     INVESTMENT ADVISOR. The Fund's investment advisor is Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chairman, indirectly owns or controls approximately 45% and Comerica Incorporated owns or controls approximately 44% of the partnership interests in the Advisor. As of December 31, 1997, the Advisor and its affiliates had approximately $45 billion in assets under management, of which $22.2 billion were invested in equity securities, $9 billion were invested in money market or other short-term instruments, $9.3 billion were invested in other fixed income securities, and $4.5 billion in non-discretionary assets.

     The Advisor provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities. During the fiscal year ended June 30, 1997, the Advisor was paid an advisory fee at an annual rate of 1.00% based on the average daily net assets of the Fund.

     The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. The Advisor may make such payments out of its own resources and there are no additional costs to the Fund or their shareholders.

     The Advisor selects broker-dealers to execute portfolio transactions for the Fund based on best price and execution terms. The Advisor may consider as a factor the number of shares sold by the broker-dealer.

     ADMINISTRATOR. State Street Bank and Trust Company ("State Street" or the "Administrator") is the Fund's administrator. The Administrator is located at 225 Franklin Street, Boston, Massachusetts 02110. The Administrator generally assists the Company in all aspects of its administration and operations. As compensation for its services, State Street is entitled to receive fees, based on the aggregate daily net assets of the Fund and certain other investment portfolios that are advised by the Advisor for which it provides services, computed daily and payable monthly at the annual rate of 0.113% on the first $2.8 billion of net assets, plus 0.103% on the next $2.2 billion of net assets, plus 0.101% on the next $2.5 billion of net assets, plus 0.095% on the next $2.5 billion of net assets, plus 0.080% on the next $2.5 billion of net assets, plus 0.070% on all net assets in excess of $12.5 billion (with a $75,000 minimum fee per annum in the aggregate for all portfolios with respect to the Administrator). State Street is also entitled to reimbursement for out-of-pocket expenses.

     State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Fund. State Street pays the Distributor a fee for these services out of its own resources at no cost to the Fund.

     TRANSFER AGENT. First Data Investor Services Group, Inc. is the Fund's Transfer Agent. The Transfer Agent is a wholly-owned subsidiary of First Data Corporation and is located at 53 State Street, Boston, Massachusetts 02109.

     CUSTODIAN AND SUB-CUSTODIAN. Comerica Bank (the "Custodian") whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Fund. No compensation is paid to the Custodian for such services. Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica and its customers for certain shareholder services provided by Comerica to the Fund. State Street serves as Sub-Custodian to the Fund.

     DISTRIBUTOR. Funds Distributor, Inc. is the distributor of the Fund's shares and is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. It markets and sells the Fund's shares.

     For additional description of the services performed by the Administrator, the Transfer Agent, the Custodian, the Sub-Custodian and the Distributor, see the SAI.

DISTRIBUTION SERVICES ARRANGEMENT

     Under Rule 12b-1 of the 1940 Act, the Fund has adopted a Service Plan with respect to its Class A Shares and a Service and Distribution Plan with respect to its Class B Shares. Under the Plans, the Fund uses its assets to finance activities relating to the distribution of shares to investors and the provision of certain shareholder services. The Distributor is paid a service fee at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class A Shares. The Distributor is also paid a service fee at an annual rate of 0.25% and a distribution fee at an annual rate of up to 0.75% of the value of the average daily net assets of the Fund's Class B Shares. The Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial organizations which provide shareholder services for the Fund. These services include, among other things, processing new shareholder account applications, reporting to the Fund's Transfer Agent all transactions by customers and serving as the primary information source to customers concerning the Fund.

                        WHAT ARE MY RIGHTS AS A SHAREHOLDER?

     All shareholders have equal voting, liquidation and other rights. You are entitled to one vote for each share you hold and a fractional vote for each fraction of a share you hold. You will be asked to vote on matters affecting the Company as a whole and affecting the Fund. You will not vote by Class unless expressly required by law or when the Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Company will not hold annual shareholder meetings, but special meetings may be held at the written request of shareholders owning more than 10% of outstanding shares for the purpose of removing a Director. The SAI contains more information regarding voting rights.

                         DIVIDENDS, DISTRIBUTIONS AND TAXES

                  WHEN WILL I RECEIVE DISTRIBUTIONS FROM THE FUND?

     As a shareholder, you are entitled to your share of net income and capital gains, if any, on the Fund's investments. The Fund passes its earnings along to its investors in the form of dividends. Dividend distributions are the dividends or interest earned on investments after expenses. Dividends from net income of the Fund, if any, are paid at least annually. The Fund distributes its net realized capital gains (including net short-term capital gains), if any, are distributed at least annually.

     It is possible that the Fund may make a distribution in excess of the Fund's current and accumulated earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. To the extent that the amount of any such distribution exceeds your basis in your shares, you will treat the excess as gain from a sale or exchange of the shares.

                          HOW WILL DISTRIBUTIONS BE MADE?

     The Fund will pay dividend and capital gains distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application Form or notify the Fund at (800) 438-5789.

             ARE THERE TAX IMPLICATIONS OF MY INVESTMENTS IN THE FUND?

     In general, as long as the Fund meets the requirements to qualify as a regulated investment company ("RIC") under Federal tax laws, it will not be subject to Federal income tax on its income and capital gains that it distributes in a timely manner to its shareholders. The Fund intends to qualify annually as a RIC. Even if it qualifies as a RIC, the Fund may still be liable for any excise tax on income that is not distributed in accordance with a calendar year requirement; the Fund intends to avoid the excise tax by making timely distributions.

     Generally, you will owe tax on the amounts distributed to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred.

     Capital gains derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are generally taxed at the long-term capital gains rates, regardless of how long you have owned shares in the Fund.
Dividends derived from other sources are generally taxed as ordinary income.

     Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared in October, November or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

     If you redeem, transfer or exchange Fund shares, you may have taxable gain or a loss. If you hold Fund shares for six months or less, and during that time you receive a capital gain dividend, any loss you realize on the sale of these Fund shares will be treated as a long-term loss to the extent of the earlier distribution.

     Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and will do so if possible. These deductions or credits may be subject to tax law limitations.

     If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares, even if it distributes such income to its shareholders. If the Fund elects to treat a PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above. The Fund may also elect to mitigate the tax effects of owning PFIC stock by making an annual mark-to-market election with respect to PFIC shares.

     More information about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and information about tax aspects of dispositions of shares of the Fund, is contained in the SAI. You should consult your tax advisor regarding the impact of owning the Fund's shares on your own personal tax situation including the applicability of any state and local taxes.

                               ADDITIONAL INFORMATION

     SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated Prospectuses or Supplements to this Prospectus. In order to eliminate duplicate mailings, the Fund will only send one copy of the above communications to (1) accounts with the same primary record owner, (2) joint tenant accounts, (3) tenant in common accounts and (4) accounts which have the same address.

                    Application                             [LOGO]


PLEASE MAIL YOUR COMPLETE APPLICATION (printed or typed)
ALONG WITH YOUR CHECK TO:

               THE MUNDER FUNDS
               c/o First Data Investor Services Group, Inc.
               P.O. Box 5130
               Westborough, MA 01581-5130

If you have any questions regarding this application, please telephone the Transfer Agent at 1.800.438.5789

          1. ACCOUNT REGISTRATION


--------------------------------------------------------------------------------
Name                                    Social Security Number


--------------------------------------------------------------------------------
Joint Owner (if any)                    (If Joint Tenancy, use Social Security
                                             Number of first joint owner)

OR

Uniform Transfer to Minor:

                                        for:
--------------------------------------------------------------------------------
Custodian Name (one custodian only)     Minor's Name (one minor only)


--------------------------------------------------------------------------------
State (Custodian's State of Residence)  Minor's Social Security Number

OR

     / / Trust      / / Corporation    / / Other (please specify)
                                                                 ---------------


--------------------------------------------------------------------------------
Trust/Corporation Name


--------------------------------------------------------------------------------
Trust Date                              Trust Identification Number

          2. MAILING ADDRESS (address for reports, dividends, statements and redemption proceeds)


--------------------------------------------------------------------------------
Street                                  Apt.


--------------------------------------------------------------------------------
City                State               Zip Code            Telephone Number

Non-Resident Alien:   / / Yes   / / No   If Yes, Country of Residence
                                                                     -----------

          3. INITIAL INVESTMENT

With as little as $250* you can invest in any Munder Fund. Please be sure to read the prospectus carefully before investing or sending money. You may request an additional prospectus by calling 1.800.438.5789.



NAME OF FUND                                       CLASS     CLASS     CLASS
                                                     A         B         C        INVESTMENT AMOUNT
/ / Munder Accelerating Growth Fund                 / /       / /       / /       $_______________
/ / Munder All-Season Aggressive Fund               / /       / /       N/A       $_______________
/ / Munder All-Season Moderate Fund                 / /       / /       N/A       $_______________
/ / Munder All-Season Conservative Fund             / /       / /       N/A       $_______________
/ / Munder Balanced Fund                            / /       / /       / /       $_______________
/ / Munder Growth & Income Fund                     / /       / /       / /       $_______________
/ / Munder Index 500 Fund                           / /       / /       / /       $_______________
/ / Munder International Equity Fund                / /       / /       / /       $_______________
/ / Munder Micro-Cap Equity Fund                    / /       / /       / /       $_______________
/ / Munder Multi-Season Growth Fund                 / /       / /       / /       $_______________
/ / Munder Real Estate Equity Investment Fund       / /       / /       / /       $_______________
/ / Munder Small-Cap Value Fund                     / /       / /       / /       $_______________
/ / Munder Small Company Growth Fund                / /       / /       / /       $_______________
/ / Munder Value Fund                               / /       / /       / /       $_______________
/ / Munder Framlington Emerging Markets Fund        / /       / /       / /       $_______________
/ / Munder Framlington Healthcare Fund              / /       / /       / /       $_______________
/ / Munder Framlington International Growth Fund    / /       / /       / /       $_______________
/ / NetNet Fund                                     / /       / /       N/A       $_______________
/ / Munder Bond Fund                                / /       / /       / /       $_______________
/ / Munder Intermediate Bond Fund                   / /       / /       / /       $_______________
/ / Munder International Bond Fund                  / /       / /       / /       $_______________
/ / Munder Short Term Treasury Fund                 / /       / /       / /       $_______________
/ / Munder Michigan Triple Tax-Free Bond Fund       / /       / /       / /       $_______________
/ / Munder Tax-Free Bond Fund                       / /       / /       / /       $_______________
/ / Munder Tax-Free Intermediate Bond Fund          / /       / /       / /       $_______________
/ / Munder U.S. Government Income Fund              / /       / /       / /       $_______________
/ / Munder Cash Investment Fund                     / /       N/A       N/A       $_______________
/ / Munder Money Market Fund                        / /       N/A       N/A       $_______________
/ / Munder Tax-Free Money Market Fund               / /       N/A       N/A       $_______________
/ / Munder U.S. Treasury Money Market Fund          / /       N/A       N/A       $_______________
/ / Other Munder Fund                               / /       / /       / /       $_______________
                                                     Total Amount Invested        $_______________

/ / By Check (Payable to The Munder Funds)
/ / By Wire. Account Number:(Account number assigned by Bank from which assets were wired)



---------------------
* $50 per Fund if the Automatic Investment Plan Option is being established at this time (please complete section 5).

4. DISTRIBUTION OPTION (check one.  If none, "A" will be assigned)

/ / A.  Reinvest dividends and capital gains in additional Fund shares.

/ / B.  Pay dividends in cash; reinvest capital gains in additional Fund shares.

/ / C.  Pay dividends and capital gains in cash.

/ / D.  Please send my:  / /Dividends  / /Dividends & Capital Gains (choose one)
                         directly to my checking/savings account.

FILL OUT BANKING INFORMATION IN SECTION 10

          5. AUTOMATIC INVESTMENT PLAN (optional)

YES, I (we) wish to participate in the Automatic Investment Plan (AIP).  I
(We) authorize First Data Investor Services Group, Inc. (First Data), The Munder Funds' transfer agent, to invest automatically $ _______ ($50 minimum) for me (us) on a / / MONTHLY OR / / QUARTERLY basis (please choose either the / / 5TH or the / / 20TH of the month) and draw a bank draft in payment of each of these investments against my (our) / / CHECKING OR / / SAVINGS account. For the purpose of verifying my (our) bank account number, I (we) have enclosed a blank check or deposit slip marked void and have signed the bank authorization below.

--------------------------------------------------------------------------------
Name of Fund        Checking/Savings Account Number         ABA Number (Banking
                                                            Routing Number)
FILL OUT BANKING INFORMATION IN SECTION 10

          6. CHECKWRITING PRIVILEGES (optional)

Income & Money Market Class A shares only

If you are opening an account for any of The Munder Income and/or Money Market Funds (Class A Shares only), you are entitled to the checkwriting option. Redemption checks may be written for amounts of $500 or more. To obtain checks, please complete the signature card below. All persons named in the Account Registration in Section 1 must sign the signature card. For Corporate, Trust or Partnership accounts, only authorized signers must sign. By signing this signature card, you agree to be subject to the customary rules and regulations governing checking accounts, as well as instructions and rules of the Fund now in effect, and as amended from time to time, that pertain to the use of redemption checks.

Please fill out the following Signature Card to be eligible for Checkwriting and indicate the Fund(s) for which you are requesting this service:


--------------------------------------------------------------------------------
Fund(s)


--------------------------------------------------------------------------------
Fund(s)

Authorized Signatures (exactly as it appears if Part 1 of the Application):


--------------------------------------------------------------------------------
Print Name                              Signature


--------------------------------------------------------------------------------
Print Name                              Signature


--------------------------------------------------------------------------------
Print Name                              Signature

Check here if more than one signature
is required per check:    / / 2      / / 3   / / Other: ________________

          7. AUTOMATIC WITHDRAWAL PLAN (optional)

The minimum account balance must be $2,500 or more.

FILL OUT BANKING INFORMATION IN SECTION 10

YES, I authorize the redemption of shares from my Munder Fund account to meet withdrawal payments on the 20th of each month.


--------------------------------------------------------------------------------
Name of Fund That Shares Will Be Redeemed From          Account Number (if
                                                            applicable)


--------------------------------------------------------------------------------
Amount of Monthly Payment ($50 minimum per Fund)       Start Date (Payment is to
                                                       begin on the next payment
                                                       period unless a later
                                                       date is indicated)

Payments will be made to:   / / Owner's address of record only   OR
                            / / Other listed below:


______________________________________   / /Checking   OR    / / Savings Account
Name (if bank indicate account number)


--------------------------------------------------------------------------------
Address

For the purpose of verifying my (our) bank account number, I (we) have enclosed a blank check or deposit slip marked void and have signed the bank authorization below.


--------------------------------------------------------------------------------
Name of Fund           Account Number           ABA Number (Bank Routing Number)

          8. REDUCED SALES CHARGE (optional)
/ / Rights of Accumulation:

Investors may qualify for reduced sales charges by aggregating the total purchases of all Munder Class A Shares, excluding Money Market Funds, to determine the applicable sales charge for current purchases. To determine the aggregated amount of all non-money market funds, you will need to total the current purchases as well as shares that are already beneficially owned by the investor for which a sales charge has already been paid. Please see the prospectus for additional information regarding Rights of Accumulation.

I apply for the Rights of Accumulation reduced sales charges based on the following accounts in The Munder Funds.


--------------------------------------------------------------------------------
Name of Fund                            Account Number


--------------------------------------------------------------------------------
Name of Fund                            Account Number


--------------------------------------------------------------------------------
Name of Fund                            Account Number
/ / Letters of Intent:

You may qualify for reduced sales charges if you plan to make additional investments in The Munder Funds within a 13 month period. By indicating a level of anticipated investment and by signing this application, you agree to the terms of the Letter of Intent as set forth in the Prospectus, and as follows:
"Although I am not obligated to do so, I intend to invest over a 13 month period an aggregate amount of at least" (check one):

               / / $25,000         / / $50,000         / / $100,000

               / / $250,000        / / $500,000        / / $1,000,000

          9. TELEPHONE REDEMPTION & EXCHANGE AGREEMENT

Please check the box if you want this option.

/ / I (We) authorize First Data to act upon instructions received by telephone from me (us) to redeem or to exchange shares of The Munder Funds.

     1. I (We) relieve the Funds or First Data of any liability for the loss, cost or expense for acting upon such instructions reasonably believed to be from me (us).

     2. I (We) assume responsibility for notifying the Funds within seven (7) business days if a confirmation for the transaction is not received or is incorrect.

     3. If an exchange involves an initial investment into a Fund, the account registration will carry the same registration as set forth above.

     4. An exchange deemed to be the initial purchase of a Fund must meet the minimum initial investment requirement of $250 per Fund unless the shareholder is establishing an Automatic Investment Plan.

     5.   Redemption proceeds will be sent only to my account address of record.


--------------------------------------------------------------------------------
Name                                    Name

          10. BANKING INFORMATION

TO BE COMPLETED WITH SECTION 4 (DISTRIBUTION OPTION)
I (We) authorize The Munder Funds to deposit distributions into the following
/ / Checking   / / Savings Account


--------------------------------------------------------------------------------
Bank Name                               Address


--------------------------------------------------------------------------------
ABA Number (Bank Routing Number)        Account Number      Banking Account
                                                            Registration


--------------------------------------------------------------------------------
Wiring Instructions

TO BE COMPLETED WITH SECTION 5 (AUTOMATIC INVESTMENT PLAN)
Please note that your bank will clear and process each bank draft and will include it with your regular statements. However, acceptance of this authorization is conditional upon approval of your authorization by your bank, which will allow First Data, the transfer agent for The Munder Funds, to act as your agent with regard to the Automatic Investment Plan (AIP). The AIP will automatically terminate without notice if any bank draft is not paid upon presentation by First Data, to your bank. The AIP may be modified or terminated at any time, upon thirty (30)-days written notice.


--------------------------------------------------------------------------------
Signature of Depositor    Date     Signature of Joint Depositor (if any)    Date

TO BE COMPLETED WITH SECTION 7 (AUTOMATIC WITHDRAWAL PLAN)
Please note that your bank will clear and process each bank deposit and will include it with your regular statements. However, acceptance of this authorization is conditional upon approval of your authorization by your bank, which will allow the transfer agent for The Munder Funds to act as your Agent with regard to the Automatic Withdrawal Plan (AWP). The AWP may be modified or terminated at any time, upon thirty (30) days written notice.


--------------------------------------------------------------------------------
Signature of Depositor    Date     Signature of Joint Depositor (if any)    Date

                 *  Please Staple Void Check or Deposit Slip Here  *

          11.  AUTHORIZATIONS, CERTIFICATES AND SIGNATURES

By signing the application, I (we) hereby certify under the penalty of perjury that the information on this application is true, complete and correct and that:

I (We) understand that this order is subject to acceptance by The Munder Funds.

I (We) agree that The Munder Funds, Funds Distributor, Inc., First Data, Munder Capital Management or any of its affiliates, officers, directors or employees will not be liable for any loss, expense or cost for acting upon instructions or inquiries reasonably believed to be genuine. Shares of the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.

I (We) represent that I am (we are) of legal age and capacity and have read the Prospectus(es) for The Munder Funds selected, and agree to its (their) terms. First Data, is hereby appointed agent to receive dividends and distributions for automatic reinvestment unless otherwise directed in Section 4.

I (We) understand and acknowledge that a sales charge may be levied against the dollar that I (we) invest in The Munder Funds. (See the Prospectus(es) for reduced sales charge information.)

The Internal Revenue Service requires that all taxpayers provide their Taxpayer Identification Numbers (Social Security Numbers) and sign in the space provided below. Failure by non-exempt taxpayers to furnish us with the correct Taxpayer Identification Number will result in withholding of 31% of all taxable dividends paid and/or withholding on certain other payments (this is referred to as backup withholding).


--------------------------------------------------------------------------------
Taxpayer Identification Number               Name of Taxpayer Whose Number
                                             Appears Above

TAXPAYER IDENTIFICATION:

I (the Investor) certify under penalties of perjury that:

(1) The Social Security Number or taxpayer identification number shown above is correct and may be used for any custodial or trust account opened for me by The Munder Funds, and

(2)  I (the Investor) am not subject to backup withholding because:

     (a)  I am exempt from Backup Withholding

     (b) I have not been notified by the Internal Revenue Service ("IRS") that I am, as a result of failure to report all interest or dividends, or

     (c) the IRS has notified me that I am no longer subject to backup withholding.

THE CERTIFICATION IN THIS PARAGRAPH IS REQUIRED FROM ALL NON-EXEMPT PERSONS TO PREVENT BACKUP WITHHOLDING OF 31% OF ALL TAXABLE DISTRIBUTIONS AND GROSS REDEMPTIONS PROCEEDS UNDER THE FEDERAL INCOME TAX LAW.

/ /   Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding has been terminated.

AUTHORIZATION:


--------------------------------------------------------------------------------
Signature of Owner                 Date                Name


--------------------------------------------------------------------------------
Signature of Owner                 Date                Name

--------------------------------------------------------------------------------
FOR DEALER USE ONLY
We hereby authorize First Data Investor Services Group, Inc., to act as our agent in connection with transactions authorized by this Application and agree to notify First Data Investor Services Group, Inc., of any purchase made under a Letter of Intent or Right of Accumulation.



--------------------------------------------------------------------------------
Dealer's Name                      Main Office Address


--------------------------------------------------------------------------------
Representative's Name              Branch #                 Rep #


--------------------------------------------------------------------------------
Branch Address                                              Telephone #


--------------------------------------------------------------------------------
Authorized Signature of Dealer                              Title

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SHARES OF THE MUNDER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
     DISTRIBUTOR: Funds Distributor, Inc.

                                                                  CLASS Y SHARES







                                                                      PROSPECTUS
(MUNDER LOGO)
                                                             J U N E  1, 1 9 9 8

                                                                 THE NETNET FUND











                                                  PROSPECTUS BEGINS ON NEXT PAGE

PROSPECTUS

CLASS Y SHARES

     The NetNet Fund (the "Fund") is a mutual fund portfolio that seeks to provide shareholders long-term capital appreciation. The Fund invests primarily in equity securities of companies engaged in research, design, development, manufacturing or distribution of products, processes or services for use with Internet and Intranet related businesses. The Fund is a portfolio of The Munder Funds, Inc. (the "Company"), an open-end investment company.

     Munder Capital Management (the "Advisor") serves as investment advisor of the Fund.

     This Prospectus explains the objective, policies, risks and fees of the Fund. You should read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") describing the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. You can obtain the SAI free of charge by calling the Fund at (800) 438-5789. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
              ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







                       CALL TOLL-FREE FOR SHAREHOLDER SERVICES:
                                    (800) 438-5789


                     THE DATE OF THIS PROSPECTUS IS JUNE 1, 1998

                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Fund Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     What are the key facts regarding the Fund?. . . . . . . . . . . . . . .3

Fund Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     What are the Fund's goal and principal investments? . . . . . . . . . .5
     Who may want to invest in the Fund? . . . . . . . . . . . . . . . . . .5
     What are the Fund's investments and investment practices? . . . . . . .5
     What are the risks of investing in the Fund?. . . . . . . . . . . . . .7

Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     How is the Fund's performance calculated? . . . . . . . . . . . . . . .8
     Where can I obtain performance data?. . . . . . . . . . . . . . . . . .9

Purchases and Exchange of Shares . . . . . . . . . . . . . . . . . . . . . .8
     What price do I pay for shares? . . . . . . . . . . . . . . . . . . . .9
     When can I purchase shares? . . . . . . . . . . . . . . . . . . . . . .9
     What is the minimum required investment?. . . . . . . . . . . . . . . .9
     How can I purchase shares?. . . . . . . . . . . . . . . . . . . . . . .9
     How can I exchange shares?. . . . . . . . . . . . . . . . . . . . . . 10


Redemptions of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     What price do I receive for redeemed shares?. . . . . . . . . . . . . 10
     When can I redeem shares? . . . . . . . . . . . . . . . . . . . . . . 11
     How can I redeem shares?. . . . . . . . . . . . . . . . . . . . . . . 11
     When will I receive redemption amounts? . . . . . . . . . . . . . . . 11

Structure and Management of the Fund . . . . . . . . . . . . . . . . . . . 11
     How is the Fund structured? . . . . . . . . . . . . . . . . . . . . . 11
     Who manages and services the Fund?. . . . . . . . . . . . . . . . . . 11
     What are my rights as a shareholder?. . . . . . . . . . . . . . . . . 12

Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . 12
     When will I receive distributions from the Fund?. . . . . . . . . . . 12
     How will distributions be made? . . . . . . . . . . . . . . . . . . . 13
     Are there tax implications of my investments in the Fund? . . . . . . 13

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                                   FUND HIGHLIGHTS

                      WHAT ARE THE KEY FACTS REGARDING THE FUND?

Q:     WHAT IS THE FUND'S GOAL?

A:     The NetNet Fund seeks to provide long-term capital appreciation.

Q:     WHAT IS THE FUND'S STRATEGY?

A:     The Fund invests primarily in equity securities of companies engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses.

Q:     WHAT ARE THE FUND'S RISKS?

A:     The Fund's net asset value, which is determined on every business day, will change daily. The net asset value changes are due to changes in the price of securities owned by the Fund as a result of rises and falls in the stock market in general, perceptions about the stocks of particular companies and perceptions about particular industries. The Fund concentrates its investments in the Internet industry. Because the Fund concentrates its investments in one industry, it may pose greater risks and experience larger fluctuations in value than portfolios invested in a broader range of industries. Additionally, the Fund may invest in emerging growth companies which may involve greater price volatility and risk than more established companies. You should note that you could lose a portion of the amount you invest in the Fund.

Q:     WHAT ARE THE OPTIONS FOR INVESTMENT IN THE FUND?

A:     The Fund has registered three classes of shares:  Class A, Class B and
Class Y.  Class A and B Shares are described in a separate prospectus.

Q:     HOW DO I BUY AND SELL SHARES OF THE FUND?

A:     Funds Distributor, Inc. (the "Distributor") sells shares of the Fund.
You may purchase shares from the Distributor through broker-dealers or other financial institutions or from the Fund's transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent"), by mailing an Account Application Form with a check to the Transfer Agent. Fiduciary and discretionary accounts of institutions and institutional investors must invest at least $500,000 initially. Other types of investors are not subject to any minimum required investment.

       Shares may be redeemed (sold back to the Fund) through your bank or financial institution.

       You may also acquire the Fund's shares by exchanging shares of the same class of other funds of the Company, The Munder Funds Trust (the "Trust") and The Munder Framlington Funds Trust ("Framlington"), and exchange Fund shares for shares of the same class of other funds of the Company, the Trust and Framlington.

Q:     WHAT SHAREHOLDER PRIVILEGES DOES THE FUND OFFER?

       -  Automatic Investment Plan
       -  Automatic Withdrawal Plan

Q:     WHEN AND HOW ARE DISTRIBUTIONS MADE?

A:     Dividend distributions are made from the dividends and interest earned on investments after expenses. Dividends are paid at least annually. The Fund distributes capital gains at least annually. Unless you elect to receive distributions in cash, all dividends and capital gains distributions of the Fund will be automatically used to purchase additional shares of the Fund.

Q:     WHO MANAGES THE FUND'S ASSETS?

A:     Munder Capital Management is the Fund's investment advisor.  The Advisor is responsible for all purchases and sales of the securities held by the Fund.

                         SHAREHOLDER TRANSACTION EXPENSES (1)

       The purpose of this table is to assist you in understanding the expenses a shareholder in the Fund will bear directly.

Maximum Sales Charge on Purchase (as a % of Offering Price). . . . . . . None
Sales Charge Imposed on Reinvested Dividends . . . . . . . . . . . . . . None
Maximum Deferred Sales Charge. . . . . . . . . . . . . . . . . . . . . . None
Redemption Fees (2). . . . . . . . . . . . . . . . . . . . . . . . . . . None
Exchange Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None

-----------------
Notes:
(1) Does not include fees which institutions may charge for services they provide to you.
(2) The Transfer agent may charge a fee of $7.50 for wire redemptions under $5,000.

                               FUND OPERATING EXPENSES

       The purpose of this table is to assist you in understanding the expenses charged directly to the Fund, which investors in the Fund will bear indirectly. Such expenses include payments to Directors, auditors, legal counsel and service providers (such as the Advisor) and registration fees. The fees shown below are based on fees in the Fund's past fiscal year.

ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)
------------------------------
Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.00%
Other Expenses+. . . . . . . . . . . . . . . . . . . . . . . . . . . .    .28%++
                                                                          ---
Total Fund Operating Expenses+ . . . . . . . . . . . . . . . . . . . .   1.28%++
                                                                         ----
                                                                         ----

-------------------
+      After expense reimbursements.
++ The Advisor has voluntarily reimbursed the Fund for certain operating expenses which are described below. Without the expense reimbursements, total fund operating expenses would be 2.09%.

                                       EXAMPLE

       This example shows the amount of expenses you would pay (directly or indirectly) on a $1,000 investment in the Fund assuming (1) a 5% annual return and (2) redemption at the end of the following time periods. THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR OPERATING EXPENSES; ACTUAL PERFORMANCE OR OPERATING EXPENSES MAY BE LARGER OR SMALLER THAN THOSE SHOWN.

          1 YEAR         3 YEARS             5 YEARS        10 YEARS
          ------         -------             -------        --------
            $13            $41                 $71            $155

       As noted above, the Advisor expects to reimburse expenses with respect to the Fund during the current fiscal year. The Advisor may discontinue this expense reimbursement at any time in its sole discretion.

                                   FUND INFORMATION

                 WHAT ARE THE FUND'S GOALS AND PRINCIPAL INVESTMENTS?

       This Prospectus describes Class Y Shares of the Fund. This section summarizes the Fund's principal investments. The sections entitled "What are the Fund's Investments and Investment Practices?" and "What are the Risks of Investing in the Fund?" and the SAI give more information about the Fund's investment techniques and risks.

       GOAL AND PRINCIPAL INVESTMENTS. The Fund's primary goal is to provide long-term capital appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in the Equity Securities.

       In choosing which companies' stock the Fund should purchase, the Advisor will invest in those companies listed on U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases.

       PORTFOLIO MANAGEMENT. A committee of professional portfolio managers employed by the Advisor makes investment decisions for the Fund.

                         WHO MAY WANT TO INVEST IN THE FUND?

       The Fund is designed for investors who seek long-term capital appreciation.

              WHAT ARE THE FUND'S INVESTMENTS AND INVESTMENT PRACTICES?

       The Fund will invest primarily in EQUITY SECURITIES which includes common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of Equity Securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of Equity Securities only have rights to value in the company after all the debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price. Although the Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies (S&P), or Moody's Investors Service, Inc. ("Moody's"), it is expected that lower-rated convertible securities will not exceed 5% of the value of the total assets of the Fund at the time of purchase.

       The Fund may invest in FOREIGN SECURITIES. These securities present more risk than those issued by U.S. companies. The Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System ("NASDAQ") or foreign securities listed directly on a domestic securities exchange or included in NASDAQ. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities.

       The Fund may also purchase GLOBAL DEPOSITARY RECEIPTS ("GDRS"), which are receipts issued by European financial institutions evidencing ownership of the underlying foreign securities.

       The Fund may invest in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, which are obligations of the Fund to purchase or sell a specific currency at a future date at a set price. These contracts may decrease the Fund's loss due to a change in currency value, but also limit gains from currency exchanges.

       The Fund may invest in FUTURES CONTRACTS AND OPTIONS. Futures contracts are contracts in which the Fund agrees, at maturity, to make delivery of or receive securities, the cash value of an index or foreign currency. Futures contracts and options on futures contracts are used for hedging purposes or to maintain liquidity. The Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Fund may buy options giving it the right to require a buyer to buy a security held by the Fund (put options), buy options giving it the right to require a seller to sell securities to the Fund (call options), sell (write) options giving a buyer the right to require the Fund to buy securities from the buyer or write options giving a buyer the right to require the Fund to sell securities to the buyer during a set time at a set price. Options may relate to stock indices or individual securities. See the SAI for more details and additional limitations.

       The Fund may purchase securities on a "WHEN-ISSUED" basis and may purchase or sell securities on a "FORWARD COMMITMENT" basis. Although the price to be paid by the Fund is set at the time of the agreement, the Fund usually does not pay for the securities until they are received. The value of securities may change between the time the price is set and the time the price is paid. When the Fund purchases securities for future delivery, the Company's custodian will set aside cash or liquid securities to "cover" the Fund's position. These purchases are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to purchase securities for future delivery for speculative purposes.

       The Fund may invest in MONEY MARKET INSTRUMENTS, which are high-quality, short-term instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term securities issued by, or guaranteed by, the U.S. Government and its agencies or instrumentalities. These instruments will be used primarily pending investment, to meet anticipated redemptions or as a temporary defensive measure.

       The Fund may enter into REPURCHASE AGREEMENTS. Under a repurchase agreement, the Fund agrees to purchase securities from a seller and the seller agrees to repurchase the securities at a later time, typically within seven days, at a set price. The seller agrees to set aside collateral at least equal to the repurchase price. This ensures that the Fund will receive the purchase price at the time it is due, unless the seller defaults or declares bankruptcy, in which event the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligation.

       The Fund may invest in REVERSE REPURCHASE AGREEMENTS. Under a reverse repurchase agreement, the Fund sells securities and agrees to buy them back later at an agreed upon time and price. Reverse repurchase agreements are used to borrow money for temporary purposes.

       The Fund may LEND SECURITIES to broker-dealers and other financially sound institutional investors who will pay the Fund for the use of the securities, thus potentially increasing the Fund's returns. The borrower must set aside cash or liquid securities equal to the value of the securities borrowed at all times during the terms of the loan. Loans may not exceed 25% of the value of the Fund's total assets. Risks involved in such transactions include possible delay in recovering the loaned securities and possible loss of the securities or the collateral if the borrower declares bankruptcy.

       The Fund may invest in securities issued by MONEY MARKET FUNDS. The Fund will bear a portion of the expenses of any investment company whose shares they purchase, including operating costs and investment advisory, distribution and administration fees. These expenses would be in addition to the Fund's own expenses.

The Fund may invest up to 10% of its assets in other investment companies and no more than 5% of its assets in any one investment company.

       The Fund may purchase U.S. GOVERNMENT SECURITIES, which are securities issued by, or guaranteed by, the U.S. Government or its agencies or instrumentalities. Such securities include U.S. Treasury bills, which have initial maturities of less than one year, U.S. Treasury notes, which have initial maturities of one to ten years, U.S. Treasury bonds, which generally have initial maturities of greater than ten years, and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association. Under normal market conditions, the Fund will not invest to a significant extent, or on a routine basis, in U.S. Government Securities.

       The Fund may invest up to 15% of the value of its net assets in ILLIQUID SECURITIES. Illiquid Securities are securities for which there is no ready market, which inhibits the ability to sell them and obtain their full market value.

       The Fund may BORROW MONEY in an amount up to 5% of its assets for temporary purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a "fundamental" policy which only can be changed by shareholders.

                     WHAT ARE THE RISKS OF INVESTING IN THE FUND?

       Investing in the Fund may be less risky than investing in individual stocks due to the diversification of investing in a portfolio of many different stocks; however, such diversification does not eliminate all risks. Because the Fund invests mostly in Equity Securities, rises and falls in the stock market in general, as well as in the value of particular Equity Securities held by the Fund, can affect the Fund's performance. Your investment in the Fund is not guaranteed. The net asset value of the Fund will change daily and you might not recoup the amount you invest in the Fund.

       The Fund is not meant to provide a vehicle for playing short term swings in the stock market. Consistent with a long-term investment approach, investors in the Fund should be prepared and able to maintain their investments during periods of adverse market conditions. By itself, the Fund does not constitute a balanced investment program and there is no guarantee that the Fund will achieve its investment objectives since there is uncertainty in every investment.

       A fund's risk is mostly dependent on the types of securities it purchases and its investment techniques. The Fund is authorized to use options, futures and forward foreign currency exchange contracts, which are types of derivative instruments. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

       To the extent that the Fund invests in illiquid securities, the Fund risks not being able to sell securities at the time and the price that it would like. The Fund may therefore have to lower the price, sell substitute securities or forego an investment opportunity, each of which might adversely affect the Fund.

       There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These considerations include the possibility of political instability (including revolution), future political and economic developments and dependence on foreign economic assistance. Investments in companies domiciled in foreign countries, therefore, may be subject to potentially higher risks than investments in the United States.

       The Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

       The risks of various investment techniques the Fund uses are described in more detail in the SAI.

                                     PERFORMANCE

                      HOW IS THE FUND'S PERFORMANCE CALCULATED?

       There are various ways in which the Fund may calculate and report its performance. Performance is calculated separately for each class of shares.

       One method is to show the Fund's total return. Cumulative total return is the percentage change in the value of an amount invested in a class of shares of the Fund over a stated period of time and takes into account reinvested dividends. Cumulative total return most closely reflects the actual performance of the Fund. Average annual total return refers to the average annual compounded rates of return over a specified period on an investment in shares of the Fund determined by comparing the initial amount invested to the ending redeemable value of the amount, taking into account reinvested dividends. The Fund may also publish its current yield. Yield is the net investment income generated by a share of the Fund during a 30-day period divided by the maximum offering price per share on the 30th day.

       You should be aware that (i) past performance does not indicate how the Fund will perform in the future; and (ii) the Fund's return and net asset value will fluctuate, so you cannot use the Fund's performance data to compare it to investments in certificates of deposit, savings accounts or other investments that provide a fixed or guaranteed yield.

       The Fund may compare its performance to that of other mutual funds, such as the performance of similar funds reported by Lipper Analytical Services, Inc. or information reported in national financial publications (such as MORNINGSTAR, INC., MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES) or in local or regional publications. The Fund may also compare its total return to indices such as the S&P 500 and other broad-based indices.
These indices show the value of selected portfolios of securities (assuming reinvestment of interest and dividends) which are not managed by a portfolio manager. The Fund may report how they are performing in comparison to the Consumer Price Index, an indication of inflation reported by the U.S. Government.
                        WHERE CAN I OBTAIN PERFORMANCE DATA?

       The WALL STREET JOURNAL and certain local newspapers report information on the performance of mutual funds. In addition, performance information is contained in the Fund's annual report dated June 30 of each year and semi-annual report dated December 31 of each year, which will automatically be mailed to shareholders. To obtain copies of financial reports or performance information, call (800) 438-5789.

                          PURCHASES AND EXCHANGES OF SHARES

       The following persons may purchase Class Y Shares:

       -  fiduciary and discretionary accounts of institutions

       - institutional investors (including: banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors and broker-dealers acting for their own accounts or for the accounts of institutional investors)
       - directors, trustees, officers and employees of the Company, the Trust, Framlington, the Advisor and the Distributor
       -  the Advisor's investment advisory clients
       -  family members of employees of the Advisor

       The Fund also has registered Class A and B Shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information concerning the Fund's other classes of shares.

                           WHAT PRICE DO I PAY FOR SHARES?

       Class Y Shares are sold at the "net asset value next determined" by the Fund without any initial sales charge. You should be aware that broker-dealers (other than Fund's Distributor) may charge investors additional fees if shares are purchased through them.

       Except in certain limited circumstances, the Fund determines its net asset value ("NAV") on each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day") at the close of such trading (normally 4:00 p.m. Eastern time). The Fund calculates NAV separately for each class of shares. NAV is calculated by totaling the value of all of the assets of the Fund allocated to a particular class of shares, subtracting the Fund's liabilities and expenses charged to that class and dividing the result by the number of shares of that class outstanding.

                             WHEN CAN I PURCHASE SHARES?

       Shares of the Fund are sold on a continuous basis and can be purchased on any Business Day.

                       WHAT IS THE MINIMUM REQUIRED INVESTMENT?

       The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors for Class Y Shares of the Fund is $500,000. Other types of investors are not subject to any minimum required investment.

                              HOW CAN I PURCHASE SHARES?

       You can purchase Class Y Shares in a number of different ways. You may place orders for Class Y Shares directly through the Distributor or the Transfer Agent or through arrangements with a financial institution.

       - THROUGH A FINANCIAL INSTITUTION. You may purchase shares through a financial institution through procedures established with that institution. Confirmations of share purchases will be sent to the institution.

       - BY MAIL. You may open an account by mailing a completed and signed Account Application Form and a check or other negotiable bank draft (payable to The Munder Funds) to: THE MUNDER FUNDS, C/O FIRST DATA INVESTOR SERVICES GROUP, P.O. BOX 5130, WESTBOROUGH, MASSACHUSETTS 01581-5130. You can obtain an Account Application Form by calling
          (800) 438-5789. For additional investments, send a letter stating the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above.

       - BY WIRE. You may make additional investments in the Fund by wire. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

                    Boston Safe Deposit and Trust Company
                    Boston, MA
                    ABA # 011001234
                    DDA # 16-798-3
                    Account No.:

          Note that banks may charge fees for transmitting wires.

       - AUTOMATIC INVESTMENT PLAN ("AIP"). Under the AIP, you may arrange for periodic investments in the Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP Application Form or call the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

       We reserve the right to (i) reject any purchase order if, in our opinion, it is in the Fund's best interest to do so and (ii) suspend the offering of shares of any Class for any period of time. You may pay for shares of the Fund with securities which the Fund is allowed to hold.

       See the SAI for further information regarding purchases of the Fund's shares.

                              HOW CAN I EXCHANGE SHARES?

       You may exchange Class Y Shares of the Fund for Class Y Shares of other funds of the Company, the Trust or Framlington based on their relative net asset values.

       You must meet the minimum purchase requirements for the fund of the Company, the Trust or Framlington that you purchase by exchange. You must pay any difference in sales charge at the time of the exchange. Please note that a share exchange is a taxable event and accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the Prospectus of the fund you wish to purchase by exchange. You can obtain a Prospectus for any fund of the Company, the Trust and Framlington by contacting your broker or the Fund at (800) 438-5789. Brokers may charge a fee for handling exchanges.

       We may modify or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

                                REDEMPTIONS OF SHARES

                     WHAT PRICE DO I RECEIVE FOR REDEEMED SHARES?

       The redemption price is the net asset value next determined after we receive the redemption request in proper order.

                             WHEN CAN I REDEEM SHARES?

       You can redeem shares on any Business Day, provided all required documents have been received by the Transfer Agent. The Fund may temporarily stop redeeming shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets or if the SEC orders the Fund to suspend redemptions.

                               HOW CAN I REDEEM SHARES?

       Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

       - INVOLUNTARY REDEMPTION. We may redeem your account if its value falls below $500 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

       - AUTOMATIC WITHDRAWAL PLAN ("AWP"). If you have an account value of $2,500 or more in the Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the AWP by completing the AWP Application Form available through the Transfer Agent. To participate in the AWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the AWP at any time upon notice to the Transfer Agent.

                       WHEN WILL I RECEIVE REDEMPTION AMOUNTS?

       If we receive a redemption order for the Fund before 4:00 p.m. (Eastern time) on a Business Day, we will normally wire payment to the redeeming institution on the next Business Day. We may delay wiring redemption proceeds for up to seven days if we feel an earlier payment would have a negative impact on the Fund.

                         STRUCTURE AND MANAGEMENT OF THE FUND

                             HOW IS THE FUND STRUCTURED?

       The Company is an open-end management investment company, which is a mutual fund that sells and redeems shares every day that it is open for business. It is managed under the direction of its governing Board of Directors, which is responsible for the overall management of the Company and supervises the Fund's service providers. The Company is a Maryland corporation.

                          WHO MANAGES AND SERVICES THE FUND?

       INVESTMENT ADVISOR. The Fund's investment advisor is Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chairman, indirectly owns or controls approximately 45% and Comerica Incorporated owns or controls approximately 44% of the partnership interests in the Advisor. As of December 31, 1997, the Advisor and its affiliates had approximately $45 billion in assets under management, of which $22.2 billion were invested in equity securities, $9 billion were invested in money market or other short-term instruments, $9.3 billion were invested in other fixed income securities, and $4.5 billion in non-discretionary assets.

       The Advisor provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities. During the fiscal year ended June 30, 1997, the Advisor was paid an advisory fee at an annual rate of 1.00% based on the average daily net assets of the Fund.

       The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. The Advisor may make such payments out of its own resources and there are no additional costs to the Fund or their shareholders.

       The Advisor selects broker-dealers to execute portfolio transactions for the Fund based on best price and execution terms. The Advisor may consider as a factor the number of shares sold by the broker-dealer.

       ADMINISTRATOR. State Street Bank and Trust Company ("State Street" or the "Administrator") is the Fund's administrator. The Administrator is located at 225 Franklin Street, Boston, Massachusetts 02110. The Administrator generally assists the Company in all aspects of its administration and operations. As compensation for its services, State Street is entitled to receive fees, based on the aggregate daily net assets of the Fund and certain other investment portfolios that are advised by the Advisor for which it provides services, computed daily and payable monthly at the annual rate of 0.113% on the first $2.8 billion of net assets, plus 0.103% on the next $2.2 billion of net assets, plus 0.101% on the next $2.5 billion of net assets, plus 0.095% on the next $2.5 billion of net assets, plus 0.080% on the next $2.5 billion of net assets, plus 0.070% on all net assets in excess of $12.5 billion (with a $75,000 minimum fee per annum in the aggregate for all portfolios with respect to the Administrator). State Street is also entitled to reimbursement for out-of-pocket expenses.

       State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Fund. State Street pays the Distributor a fee for these services out of its own resources at no cost to the Fund.

       TRANSFER AGENT. First Data Investor Services Group, Inc. is the Fund's Transfer Agent. The Transfer Agent is a wholly-owned subsidiary of First Data Corporation and is located at 53 State Street, Boston, Massachusetts 02109.

       CUSTODIAN AND SUB-CUSTODIAN. Comerica Bank (the "Custodian") whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Fund. No compensation is paid to the Custodian for such services. Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica and its customers for certain shareholder services provided by Comerica to the Fund. State Street serves as Sub-Custodian to the Fund.

       DISTRIBUTOR. Funds Distributor, Inc. is the distributor of the Fund's shares and is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. It markets and sells the Fund's shares.

       For an additional description of the services performed by the Administrator, the Transfer Agent, the Custodian, the Sub-Custodian and the Distributor, see the SAI.

                         WHAT ARE MY RIGHTS AS A SHAREHOLDER?

       All shareholders have equal voting, liquidation and other rights. You are entitled to one vote for each share you hold and a fractional vote for each fraction of a share you hold. You will be asked to vote on matters affecting the Company as a whole and affecting the Fund. You will not vote by Class unless expressly required by law or when the Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Company will not hold annual shareholder meetings, but special meetings may be held at the written request of shareholders owning more than 10% of outstanding shares for the purpose of removing a Director. The SAI contains more information regarding voting rights.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

                   WHEN WILL I RECEIVE DISTRIBUTIONS FROM THE FUND?

       As a shareholder, you are entitled to your share of net income and capital gains, if any, on the Fund's investments. The Fund passes its earnings along to its investors in the form of dividends. Dividend distributions are the dividends or interest earned on investments after expenses. The Fund pays dividends at least annually. The Fund distributes its net realized capital gains (including net short-term capital gains), if any, at least annually.

       It is possible that the Fund may make a distribution in excess of the Fund's current and accumulated earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. To the extent that the amount of any such distribution exceeds your basis in your shares, you will treat the excess as gain from a sale or exchange of the shares.

                           HOW WILL DISTRIBUTIONS BE MADE?

       The Fund will pay dividend and capital gains distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application Form or notify the Fund at (800) 438-5789.

              ARE THERE TAX IMPLICATIONS OF MY INVESTMENTS IN THE FUND?

       In general, as long as the Fund meets the requirements to qualify as a regulated investment company ("RIC") under Federal tax laws, it will not be subject to Federal income tax on its income and capital gains that it distributes in a timely manner to its shareholders. The Fund intends to qualify annually as a RIC. Even if it qualifies as a RIC, the Fund may still be liable for any excise tax on income that is not distributed in accordance with a calendar year requirement; the Fund intends to avoid the excise tax by making timely distributions.

       Generally, you will owe tax on the amounts distributed to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred.

       Capital gains derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are generally taxed at the long-term capital gains rates, regardless of how long you have owned shares in the Fund.
Dividends derived from other sources are generally taxed as ordinary income.

       Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared in October, November or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

       If you redeem, transfer or exchange Fund shares, you may have taxable gain or a loss. If you hold Fund shares for six months or less, and during that time you receive a capital gain dividend, any loss you realize on the sale of these Fund shares will be treated as a long-term loss to the extent of the earlier distribution.

       Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and will do so if possible. These deductions or credits may be subject to tax law limitations.

       If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares, even if it distributes such income to its shareholders. If the Fund elects to treat a PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above. The Fund may also elect to mitigate the tax effects of owning PFIC stock by making an annual mark-to-market election with respect to PFIC shares.

       More information about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and information about tax aspects of dispositions of shares of the Fund, is contained in the SAI. You should consult your tax advisor regarding the impact of owning Fund shares on your own personal tax situation, including the applicability of any state or local taxes.

                                ADDITIONAL INFORMATION

       SHAREHOLDER COMMUNICATIONS. You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated Prospectuses or Supplements to this Prospectus. In order to eliminate duplicate mailings, the Fund will only send one copy of the above communications to (1) accounts with the same primary record owner, (2) joint tenant accounts, (3) tenant in common accounts and (4) accounts which have the same address.